--------------------------------------------------------------------------------
                                                                               1


DEAR SHAREHOLDER:

We are pleased to provide this report for CIGNA Investment Securities, Inc. (the "Company") covering the six months ended June 30, 1999. As you can see we have changed our name to CIGNA Investment Securities, Inc. from INA Investment Securities, Inc. Our ticker symbol on the New York Stock Exchange remains "IIS".

MARKET ACTIVITY

The themes which drove the bond market during the second quarter were continued strong economic growth domestically and the recovering economies in many of the emerging markets. Though reported inflation remains muted by historical standards, the impact of a strong U.S. economy and oil price increases on fixed income investors has been to increase inflation expectations. This has resulted in steadily increasing interest rates and declining bond prices. April's reported CPI of 0.7% and the Federal Reserve Board's (the "Fed") subsequent policy shift to a monetary tightening bias set the stage for rates to move higher. Overall, the Lehman Brothers Government/Corporate Bond Index (the "Index") suffered a 1.10% decline for the quarter. Long Treasuries lost over 3.5% of their value, as interest rates on 10-year and 30-year U.S. Treasuries rose 50 and 30 basis points respectively, ending the quarter at yields of 5.78% and 5.96%, respectively.

The closing note of the quarter was the Fed's Open Market Committee decision to raise the Federal Funds rate 0.25% - to 5.00%. Since April's worrisome CPI release in mid-May, the May CPI release issued in mid-June reported zero inflation in the aggregate.

The high yield market and emerging markets boasted the highest returns among fixed income asset classes this quarter. All other spread sectors underperformed duration-matched treasuries as spreads widened in sympathy with the shift in Federal Reserve policy. In the minds of some investors, higher rates, followed by a slowing economy, could negatively impact financial conditions of corporations. In addition, the market began exhibiting concern about burgeoning new supply in most spread sectors, in addition to concerns over the Fed's raising rates.

INVESTMENT INFORMATION

The portfolio remains fully invested. On June 30, 1999, domestic corporate bonds were approximately 48.2% of portfolio holdings, taxable municipal bonds 18.7%, foreign bonds 8.9%, U.S. Government 14.8%, short-term obligations 7.6% and cash and other assets 1.8%. Per share net asset value was $18.40, down from $18.84 on March 31. An income dividend of $.28 was declared during the quarter.

PERFORMANCE

After deducting expenses and allowing for the reinvestment of dividends, based on the net asset value of its underlying assets, the Company returned -0.85% during the second quarter and -1.46% for the year-to-date. The Company returned -0.99% and -6.56%, respectively, for the quarter and year-to-date based on the market value of its shares listed on the New York Stock Exchange. Company performance was aided by its large percentage of holdings in non-U.S. Treasury debt, particularly high yield and emerging market sectors. Performance was hurt only modestly by a longer-than-benchmark duration.

OUTLOOK

The most important variable in the outlook right now is the future course of Federal Reserve action. Additional monetary tightening seems necessary to slow the economy down from a 4% real growth pace to a more desirable and sustainable 3% pace, which the Fed views as "non-inflationary". The second quarter growth rate should slow from the first quarter's 4.3% pace on the basis of seasonal factors, higher interest rates and oil price increases alone. With the appropriate monetary response, the bond market is set up for reasonably solid relative performance with long yields approaching 6%. We believe bonds offer attractive relative value with implied real yields approaching 4%, assuming the economy has achieved price stability. As non-Treasury spreads have widened recently, potential risk-adjusted returns have become more favorable. The Company intends to maintain an over-weighting relative to the Index in non-Treasury sectors such as corporate bonds, taxable municipal debt, mortgage-backed securities, and high yield bonds. Portfolio duration is modestly longer than the Index, and will be opportunistically brought back to neutral when the market improves.

Sincerely,


/s/ Richard H. Forde


Richard H. Forde
CHAIRMAN OF THE BOARD AND PRESIDENT
CIGNA INVESTMENT SECURITIES, INC.

--------------------------------------------------------------------------------
CIGNA INVESTMENT SECURITIES, INC. INVESTMENTS IN SECURITIES June 30, 1999
(Unaudited)                                                                    2

                                                          MARKET
                                             PRINCIPAL     VALUE
                                               (000)       (000)
-----------------------------------------------------------------
LONG-TERM BONDS - 90.6%
CONSUMER AND RETAIL - 2.8%
Dayton Hudson Corp., 9.75%, 2002              $  500       $ 546
Herff Jones, Inc., 11.0%, 2005 ( 144A
     security acquired August, 1995 for
     $300,000)*                                  300         320
May Department Stores Co.,
     10.625%, 2010                               435         561
Penney (J.C.), Inc., 7.4%, 2037                1,000       1,021
                                                       ----------
                                                           2,448
                                                       ----------
CONSUMER NON-CYCLICAL - 2.2%
MedPartners, Inc., 6.875%, 2000                1,000         935
Tenet Healthcare Corp., 7.875%, 2003           1,000         980
                                                       ----------
                                                           1,915
                                                       ----------
ENTERTAINMENT AND COMMUNICATIONS - 8.4%
Bell Telephone Co., 7.125%, 2012                 730         741
Century Communications Corp., 9.5%, 2005         500         516
Grupo Iusacell, S.A. de C.V., 10%, 2004
     (144A security acquired July, 1997 for
     $500,000)*                                  500         458
IXC Communications, Inc., 9.0%, 2008             250         239
Mirage Resorts, Inc., 6.75%, 2007                400         373
Price Communications Wireless, Inc.,
     11.75%, 2007                                500         549
Southwestern Bell Telephone Co.,
     7.375%, 2027                              1,000         968
TKR Cable, Inc., 10.5%, 2007                     500         533
Tele-Communications, Inc., 9.25%, 2002           500         538
Time Warner Entertainment Co.,
     10.15%, 2012                              1,750       2,152
Total Access Communications Public Co., Ltd.,
     7.625%, 2001 (144A security acquired
     Oct., 1996 for $499,855)*                   500         400
                                                       ----------
                                                           7,467
                                                       ----------
FINANCIAL - 11.5%
American General Fin. Corp., 5.9%, 2003          900         883
Banco Nacional de Comercio Exterior, S.N.C.,
     7.25%, 2004                                 500         452
Case Credit Corp., 6.0%, 2001                    800         794
Corporacion Andina De Fome,
     7.1%, 2003                                  200         195
First Union National Bank of Florida,
     6.18%, 2036                               1,000         957
General Motors Acceptance Corp.,
    6.75%, 2002                                1,000       1,016
Inter-American Development Bank,
    8.875%, 2009                               2,000       2,344
Merrill Lynch and Co., Inc., 7.26%, 2002         800         818
Middletown Trust, 11.75%, 2010                   848         922

                                                        MARKET
                                            PRINCIPAL    VALUE
                                               (000)     (000)
---------------------------------------------------------------
FINANCIAL - (CONTINUED)
Western National Corp., 7.125%, 2004        $  1,000  $  1,018
World Financial Properties Tower,
    6.95%, 2013 (144A security acquired
    Nov, 1996 for $750,000)*                     750       728
                                                      ---------
                                                        10,127
                                                      ---------
FOOD AND BEVERAGE - 3.1%
Bass America, Inc., 8.125%, 2002               1,500     1,553
ConAgra, Inc., 9.75%, 2021                     1,000     1,242
                                                      ---------
                                                         2,795
                                                      ---------
FOREIGN GOVERNMENT - .8%
Panama, (Republic of), 7.875%, 2002
    (144A security acquired Feb., 1997 for
    $754,725)*                                   750       729
                                                      ---------

INDUSTRIAL -7.1%
Air Products & Chems., Inc., 8.5%, 2006        1,500     1,582
Beckman Instruments, Inc., 7.1%, 2003            500       485
Domtar, Inc., 8.75%, 2006                        400       408
Fisher Scientific International, Inc.,
    7.125%, 2005                                 500       463
ICF International, Inc., 13.0%, 2003             500       335
Laidlaw, Inc., 6.65%, 2004                     1,300     1,230
Pindo Deli Finance Mauritius Ltd.,
    10.75%, 2007                                 500       342
Smurfit Capital Funding PLC, 6.75%, 2005       1,000       972
Tjiwi Kimia International Finance,
    13.25%, 2001                                 500       420
                                                      ---------
                                                         6,237
                                                      ---------
OIL & GAS - 4.4%
Coastal Corp., 6.5%, 2008                      1,000       957
Gulf Canada Resources Ltd., 8.35%, 2006        1,000       974
Imexsa Export Trust, 10.125%, 2003
    (144A security acquired May, 1996
    for $690,723)*                               628       597
Louis Dreyfus National Gas Corp.,
    9.25%, 2004                                1,000     1,063
Sonat, Inc., 9.0%, 2001                          250       260
                                                      ---------
                                                         3,851
                                                      ---------
STRUCTURED SECURITIES - 5.6%
CitiCorp. Mtg. Securities, Inc.,
     6.75%, 2028                               1,000       971
First Union Commercial Mortgage Trust,
     6.07%, 2008                                 600       565
General Electric Capital Mtg. Services, Inc.,
     6.5%, 2023                                  750       737
     6.75%, 2028                               1,000       951


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA INVESTMENT SECURITIES, INC. INVESTMENTS IN SECURITIES June 30, 1999
(Unaudited) (Continued)                                                        3

                                                          MARKET
                                             PRINCIPAL     VALUE
                                               (000)       (000)
-----------------------------------------------------------------
STRUCTURED SECURITIES - (CONTINUED)
Iroquois Trust, 6.752%, 2007 (144A security
     Mar, 1998 for $730,891)*                $   725     $   726
Residential Asset Securitization Trust,
     6.75%, 2028                               1,000         964
                                                       ----------
                                                           4,914
                                                       ----------
TAXABLE MUNICIPALS - 18.7%
Dallas Texas Revenue, 6.625%, 2027             1,000         928
Decatur Texas Hospital Authority,
     7.75%, 2029                                 400         394
Elmhurst Ill Sales Tax Revenue, 6.75%, 2006      465         468
Energy Acquisition Corp., 6.19%, 2002            900         898
Huntsville Solid Waste, 5.85%, 2002            1,000         987
Mendocino Cty. CA Pension Oblig.,
     6.89%, 2006                               2,070       2,101
     6.97%, 2008                                 700         712
Norfolk VA Redevelopment & Housing
     Authority, 8.0%, 2015                       500         506
Oakland CA Pension Oblig., 6.38%, 2000           500         504
Oklahoma City Oklahoma Airport
     Trust, 6.55%, 2006                        1,000         989
Orange County CA Pension Obligations,
     Zero Coupon, 2014                         4,000       1,338
Phoenix AZ Civic Imp. Corp., 6.15%, 2005         500         489
Phoenix AZ Civic Plaza Bldg., 6.75%, 2006        700         697
Residential Funding Mortgage Securities, Inc.,
     6.75%, 2028                               1,250       1,222
St. Louis MO Municipal Finance Corp.,
     6.45%, 2007                                 800         779
Shreveport LA Certificate of Indebtedness,
     6.23%, 2002                                 500         498
Trinity County Calif. Pension Oblig.,
     6.35%, 2011                               1,000         946
Wilkes Barre, PA, 6.4%, 2009                   1,500       1,440
Wyandotte County/Kansas City University,
     6.75%, 2027                                 705         638
                                                        ---------
                                                          16,534
                                                        ---------
TRANSPORTATION - 5.8%
AMR Corp.,  9.2%, 2012                           505       561
CSX Corp.,
    7.25%, 2027                                  800       802
Delta Air Lines, Inc.,
    9.45%, 2006                                  946     1,029
    10.14%, 2012 (144A security acquired
    July, 1995 for $1,112,260)*                1,000     1,205
Hertz Corp., 7.0%, 2003                          500       506

                                                        MARKET
                                           PRINCIPAL     VALUE
                                               (000)     (000)
---------------------------------------------------------------
TRANSPORTATION - (CONTINUED)
Kitty Hawk, Inc., 9.95%, 2004               $    500   $   493
Norfolk Southern Corp., 7.05%, 2037              500       508
                                                      ---------
                                                         5,104
                                                      ---------
UTILITIES - 5.4%
AES Corp., 9.5%, 2009                            250       257
California Maritime Infrastructure,
    6.63%, 2009                                  500       474
Endesa-Chile Overseas Co., 7.2%, 2006          1,000       911
Niagara Mohawk Power Co., 7.625%, 2005           500       503
Public Service Company of Colorado,
    8.125%, 2004                                 290       308
Toll Road Investment Partnership,
    Zero Coupon, 2013 (144A security
     acquired June, 1999 for $940,345)*        2,500       889
Toll Road Investment Partnership,
    Zero Coupon, 2016 (144A security
    acquired June, 1999 for $1,508,686)*       5,000     1,394
                                                      ---------
                                                         4,736
                                                      ---------
U.S. GOVERNMENT & AGENCIES - 14.8%
Federal National Mortgage Assoc.,
     6.375%, 2009                             $  950       $ 942
     Zero Coupon, 2019                           500         133
     6.5%, 2028                                  762         735
     6.5%, 2028                                  936         903
United States Treasury Bonds,
     8.125%, 2021                              5,000       6,096
     6.5%, 2026                                  200         208
United States Treasury Bonds
     Stripped-Principal Only,
     Zero Coupon, 2008                         1,400         821
     Zero Coupon, 2016                         5,525       1,904
United States Treasury Notes,
     6.625%, 2007                              1,300       1,354
                                                       ----------
                                                          13,096
                                                       ----------
TOTAL LONG-TERM BONDS
     (Cost - $81,961,590)                                 79,953
                                                       ----------


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA INVESTMENT SECURITIES, INC. INVESTMENTS IN SECURITIES June 30, 1999
(Unaudited) (Continued)                                                        4

                                                          MARKET
                                            PRINCIPAL      VALUE
                                               (000)       (000)
-----------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 7.6%
COMMERCIAL PAPER - 2.4%
Exxon Asset Mgt. Co., 5.66%, 7/1/99            2,107     2,107
                                                      ---------
BONDS - 5.2%
Disney (Walt) Co., 1.5%, 10/20/99           $  2,000  $  1,970
Heller Financial, Inc., 9.125%, 8/1/99           500       501
Salton Sea Funding Corp., 7.02%, 5/30/00          98        98
Sonat, Inc., 9.5%, 8/15/99                     1,000     1,005
United Post Office Investments,
    7.75%, 8/27/99                             1,000     1,000
                                                      ---------
                                                         4,574
                                                      ---------
TOTAL SHORT-TERM OBLIGATIONS
    (Cost - $6,588,495)                                  6,681
                                                      ---------
TOTAL INVESTMENTS IN SECURITIES - 98.2%
    (Total Cost - $88,550,085)                          86,634
Cash and Other Assets Less Liabilities  - 1.8%           1,562
                                                      ---------
NET ASSETS - 100.0%                                   $ 88,196
                                                      =========

---------------
* Indicates restricted security; the aggregate value of restricted securities is $7,444,513 (aggregate cost $7,741,148) which is approximately 8.4% of net assets. Valuations have been furnished by brokers trading in the securities or a pricing service for all restricted securities.


     ----------------------------------------------------------------
       PORTFOLIO COMPOSITION (UNAUDITED)
       June 30, 1999

                                               MARKET       % OF
       QUALITY RATINGS* OF                      VALUE      MARKET
       BONDS                                    (000)       VALUE
       ------------------------------------------------------------
                                               $
       Aaa/AAA                                   34,322      40.6%
       Aa/AA                                      7,518       8.9%
       A/A                                       13,952      16.5%
       Baa/BBB                                   15,426      18.2%
       Ba/BB                                      7,357       8.7%
       B/B                                        3,855       4.6%
       Below B                                    1,097       1.3%
       Not Rated                                  1,000       1.2%
                                              ========== ==========
                                               $ 84,527     100.0%
                                              ========== ==========

       *The higher of Moody's or Standard & Poor Ratings.
     ----------------------------------------------------------------


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA INVESTMENT SECURITIES, INC.                                              5



STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)

                                             (IN THOUSANDS)
                                             --------------
ASSETS:
Investments at market value
    (Cost $88,550,085)                           $ 86,634
Interest receivable                                 1,703
Investment for directors' deferred
    compensation plan                                 192
                                              ------------
      TOTAL ASSETS                                 88,529
                                              ------------
LIABILITIES:
Deferred directors' fees payable                      192
Shareholder reports payable                            15
Accrued advisory fees payable                          41
Audit and legal fees payable                           21
Transfer agent fees payable                            30
Other accrued expenses (including $20,604
    due to affiliate)                                  34
                                              ------------
      TOTAL LIABILITIES                               333
                                              ------------
NET ASSETS (equivalent to $18.40 per share
    based on 4,792,215 shares outstanding;
    12,000,000 shares of $.10 par value
    authorized)                                  $ 88,196
                                              ============
COMPONENTS OF NET ASSETS:
Paid-in capital                                  $ 89,877
Undistributed net investment income                   104
Unrealized depreciation of investments             (1,916)
Accumulated net realized gain                         131
                                              ------------
NET ASSETS                                       $ 88,196
                                              ============



STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

                                                 (IN THOUSANDS)
                                                 --------------
INVESTMENT INCOME
INCOME:
    Interest                                              $ 3,242
EXPENSES:
    Investment advisory fees                   $235
    Custodian fees                               43
    Transfer agent fees                          40
    Administrative services                      27
    Auditing and legal fees                      20
    Directors' fees                              14
    State taxes                                  12
    Other                                        11           402
                                            --------   -----------
NET INVESTMENT INCOME                                       2,840
                                                       -----------
REALIZED AND UNREALIZED LOSS
    ON INVESTMENTS
    Net realized gain from investments                          -
    Unrealized depreciation of investments                 (4,165)
                                                       -----------
NET REALIZED AND UNREALIZED LOSS ON
    INVESTMENTS                                            (4,165)
                                                       -----------
NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                     $  (1,325)
                                                       ===========


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA INVESTMENT SECURITIES, INC.                                              6



STATEMENT OF CHANGES IN NET ASSETS

                                           FOR THE
                                          SIX MONTHS
                                            ENDED          FOR THE
                                           JUNE 30,       YEAR ENDED
                                             1999        DECEMBER 31,
                                         (UNAUDITED)         1998
                                         -------------   -------------
                                                (IN THOUSANDS)
                                         -----------------------------
OPERATIONS:
Net investment income                        $  2,840        $  5,722
Net realized gain from investments                  -           1,826
Unrealized depreciation on
    investments                                (4,165)         (1,145)
                                         -------------   -------------
Net increase (decrease) in net assets
    from operations                            (1,325)          6,403
                                         -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($0.56
    and $1.20 per share, respectively)         (2,681)         (5,750)
From net realized gain (.0575 per share)            -            (276)
                                         -------------   -------------
Total distributions to shareholders            (2,681)         (6,026)
                                         -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS          (4,006)            377
NET ASSETS:
Beginning of period                            92,202          91,825
                                         -------------   -------------
End of period (including undistributed
    net investment income of $104,477
    and overdistributed net
    investment income of $53,990)            $ 88,196        $ 92,202
                                         =============   =============


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA INVESTMENT SECURITIES, INC. NOTES TO FINANCIAL STATEMENTS (Unaudited)    7



1. SIGNIFICANT ACCOUNTING POLICIES. CIGNA Investment Securities, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Company's objective is to generate income and obtain capital appreciation by investing at least 85% of its total assets in investment grade debt securities and preferred stocks. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements.

A. SECURITY VALUATION - Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Company are appraised at fair value as determined in good faith by, or under the authority of, the Company's Board of Directors.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. The Company does not amortize premiums or discounts for book purposes, except for original issue discounts which are amortized over the life of the respective securities. Securities gains or losses are determined on the basis of identified cost.

C. FEDERAL TAXES - It is the Company's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income or capital gains, if any, to its shareholders. Therefore, no Federal income or excise taxes on realized income have been accrued.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions are recorded by the Company on the ex-dividend date. Payments in excess of financial accounting income due to differences between financial and tax accounting, to meet the distribution requirements for tax basis income, are deducted from paid-in capital when such differences are determined to be permanent.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees were paid or accrued to CIGNA Investments, Inc. ("CII"), certain officers and directors of which are affiliated with the Company. Such advisory fees are based on an annual rate of 0.55% of the first $75 million of average weekly net asset value and 0.4% thereafter.

The Company reimburses CII for a portion of the compensation and related expenses of the Company's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the six months ended June 30, 1999, the Company paid or accrued $27,179.

--------------------------------------------------------------------------------
CIGNA INVESTMENT SECURITIES, INC. NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)                                                                    8



CII is an indirect, wholly-owned subsidiary of CIGNA Corporation.

3. DIRECTORS' FEES. Directors' fees represent remuneration paid or accrued to directors who are not employees of CIGNA Corporation or any of its affiliates. Directors may elect to defer receipt of all or a portion of their fees which are invested in mutual fund shares in accordance with a deferred compensation plan.


4. PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities for the six months ended June 30, 1999 were as follows (excluding short-term obligations):

                                                              PROCEEDS
                                       COST OF                  FROM
                                     SECURITIES              SECURITIES
                                      PURCHASED                 SOLD
                                ----------------------  ---------------------
Bonds                                    $  6,322,784           $  7,640,030
U.S. Government Obligations                19,072,990             18,203,098
                                ======================  =====================
                                         $ 25,395,774           $ 25,843,128
                                ======================  =====================


As of June 30, 1999, the cost of securities for Federal Income tax purposes was $88,589,731. At June 30, 1999, net unrealized depreciation for Federal income tax purposes aggregated $1,955,671 of which $1,381,414 related to appreciated securities and $3,337,085 related to depreciated securities.

--------------------------------------------------------------------------------
CIGNA INVESTMENT SECURITIES, INC.  NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)                                                                    9

5. FINANCIAL HIGHLIGHTS. The following table includes data, ratios and supplemental data for a share outstanding throughout each period and other performance information:


------------------------------------------------------------------------------------------------------------
                                           (UNAUDITED)
                                        SIX MONTHS ENDED
                                            JUNE 30,                   YEAR ENDED DECEMBER 31,
                                              1999      1998       1997       1996      1995       1994
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD          $19.24    $19.16     $18.75    $ 19.50    $17.56     $19.72
                                              ------    ------     ------     ------    ------     ------
Income from investment operations
Net investment income (1)                      0.59      1.18       1.22       1.27      1.32       1.39
Net realized and unrealized gain (loss)       (0.87)     0.16       0.43      (0.73)     1.94      (2.00)
                                              ------    ------     ------     ------     ------    ------
TOTAL FROM INVESTMENT OPERATIONS              (0.28)     1.34       1.65       0.54      3.26      (0.61)
                                              ------     -----      -----      -----     -----     ------
LESS DISTRIBUTIONS:
From net investment income                    (0.56)    (1.20)     (1.24)     (1.29)    (1.32)     (1.35)
From capital gains                              -       (0.06)       -          -         -        (0.20)
                                              ------    ------     ------     ------    ------     ------
TOTAL DISTRIBUTIONS                           (0.56)    (1.26)     (1.24)     (1.29)    (1.32)     (1.55)
                                              ------    ------     ------     ------    ------     ------
NET ASSET VALUE, END OF PERIOD                $18.40    $19.24     $19.16     $18.75    $19.50     $17.56
                                              ======    ======     ======     ======    ======     ======
MARKET VALUE, END OF PERIOD                   $15.63    $17.31     $17.38     $16.13    $17.38     $15.25
                                              ======    ======     ======     ======    ======     ======
TOTAL INVESTMENT RETURN:
Per share market value                         (6.56)%    6.95%     16.08%      0.28%    23.07%     (8.34)%
Per share net asset value (2)                  (1.46)%    7.22%      9.16%      3.01%    19.17%     (3.13)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)      $88,196   $92,202    $91,825    $89,865   $93,444    $84,131
Ratio of operating expenses to average net
  assets                                        0.88% *   0.92%      0.99%      0.91%     1.00%      0.96%
Ratio of net investment income to average
  net assets                                    6.33% *   6.14%      6.49%      6.80%     7.10%      7.42%
Portfolio turnover                                29%       81%        80%        89%      158%        86%

(1) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(2) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Company during each period, and assumes distributions were reinvested at net asset value. These percentages do not correspond with the performance of a shareholder's investment in the Company based on market value since the relationship between the market price of the stock and net asset value varied during each period.
*    Annualized.

--------------------------------------------------------------------------------
CIGNA INVESTMENT SECURITIES, INC.  NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)                                                                   10

6. QUARTERLY RESULTS (UNAUDITED). The following is a summary of quarterly results of operations (in thousands except for per share amounts):


------------------------------------------------------------------------------------------------------------------------------------
                                                                                  NET REALIZED AND
                                                                                UNREALIZED GAIN (LOSS)
                         INVESTMENT INCOME         NET INVESTMENT INCOME           ON INVESTMENTS        INCR.(DECR.) IN NET ASSETS
PERIOD ENDED            TOTAL    PER SHARE          TOTAL       PER SHARE       TOTAL     PER SHARE        TOTAL         PER SHARE
------------------------------------------------------------------------------------------------------------------------------------
March 31, 1997          1,718       .36             1,507          .32         (2,188)      (.46)          (2,166)         (.45)
June 30, 1997           1,666       .35             1,461          .30          1,811        .38            1,786           .37
September 30, 1997      1,689       .35             1,482          .31          1,435        .30            1,432           .30
December 31, 1997       1,665       .35             1,400          .29            994        .21              908           .19

March 31, 1998          1,658       .35             1,447          .31              4        .00              (35)          (.01)
June 30, 1998           1,662       .35             1,454          .30            524        .11              493            .11
September 30, 1998      1,631       .34             1,414          .29          1,134        .24            1,159            .24
December 31, 1998       1,617       .34             1,353          .28           (927)      (.19)           (1,240)         (.26)

March 31, 1999          1,588       .33             1,389          .29         (1,983)      (.41)           (1,936)         (.40)
June 30, 1999           1,654       .35             1,451          .30         (2,182)      (.46)           (2,070)         (.44)
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CIGNA INVESTMENT SECURITIES, INC.                                             11


TRUSTEES                                                                                  OFFICERS
Hugh R. Beath                              Thomas C. Jones                            Richard H. Forde
ADVISORY DIRECTOR,                         PRESIDENT, CIGNA INVESTMENT                CHAIRMAN OF THE BOARD AND
ADMEDIA CORPORATE ADVISORS, INC.           MANAGEMENT AND CIGNA                       PRESIDENT
                                           INVESTMENTS, INC.

                                           Paul J. McDonald
Richard H. Forde                           SENIOR EXECUTIVE VICE PRESIDENT
SENIOR MANAGING DIRECTOR,                  AND CHIEF FINANCIAL OFFICER,               Alfred A. Bingham III
CIGNA INVESTMENTS, INC.                    FRIENDLY ICE CREAM CORPORATION             VICE PRESIDENT AND TREASURER

Russell H. Jones
VICE PRESIDENT AND TREASURER                                                          Jeffrey S. Winer
KAMAN CORPORATION                                                                     VICE PRESIDENT AND SECRETARY


--------------------------------------------------------------------------------
CIGNA Investment Securities, Inc. is a closed-end, diversified management investment company that invests primarily in debt securities. The investment adviser is CIGNA Investments, Inc., 900 Cottage Grove Road, Hartford, Connecticut 06152.

Shareholders may elect to have dividends automatically invested in additional shares of CIGNA Investment Securities, Inc. by participating in the Automatic Dividend Investment Plan (the "Plan"). For a brochure describing this Plan or general inquiries about your account contact State Street Bank and Trust Company, Stock Transfer Department, P.O. Box 8200, Boston, Massachusetts, 02266-8200, or call 1.800.426.5523.
--------------------------------------------------------------------------------
MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS

The Annual Meeting of the Shareholders of INA Investment Securities, Inc. (now known as CIGNA Investment Securities, Inc.) (the "Fund") was held on Tuesday, May 18, 1999 at 9:30 a.m., Eastern Time.

Five Directors were elected by a vote of shareholders to serve as members of the Board of the Fund until the next Annual Meeting of Shareholders or until the election and qualification of their successors. Shareholders of the Fund voted to elect the following Directors:

                                FOR                        VOTE WITHHELD
                                ---                        -------------

Hugh R. Beath             3,610,304.781                       80,072.005
Richard H. Forde          3,614,200.305                      76,176.481
Russell H. Jones          3,616,876.241                      73,500.545
Thomas C. Jones           3,615,504.221                      74,872.565
Paul J. McDonald          3,617,295.737                      73,081.049


The appointment of PricewaterhouseCoopers LLP to serve as independent accountants for the fiscal year ending December 31, 1999 was ratified by a vote of shareholders of the Fund as follows:

          FOR                      AGAINST                       ABSTAIN
          ---                      -------                       -------

  3,654,188.323                 13,562.420                     22,918.623

An amendment to the Fund's Certificate of Incorporation to change the name of the Fund to CIGNA Investment Securities, Inc. was approved by the Fund's shareholders:

         FOR                      AGAINST                        ABSTAIN
         ---                      -------                        -------

 3,561,798.657                  66,789.798                      62,079.911


There were no broker non-votes with respect to the matters submitted to a vote of shareholders of the Fund.

No other business was transacted at the meeting.

[CIGNA TREE LOGO GRAPHIC APPEARS HERE]

CIGNA Investment Securities, Inc.
P.O. Box 13856                            [CIGNA TREE LOGO GRAPHIC APPEARS HERE]
Philadelphia, PA 19101


                                               CIGNA INVESTMENT SECURITIES, INC.

--------------------
     BULK RATE
    U.S. POSTAGE
       PAID
 SO. HACKENSACK, NJ                                    SEMIANNUAL REPORT
    PERMIT 750
--------------------

                                                         JUNE 30, 1999


                      [CIGNA TREE LEAVES GRAPHIC APPEARS IN BACKGROUND OF COVER]